AMENDMENT NO. 7
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)


           WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective
January 1, 1994, and subsequently further amended, (the "Plan"); and

           WHEREAS, the Company desires further to amend the Plan;

           NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

           1. Effective as of January 19, 1997, Section 9.04 of the Plan is amended by adding a new subsection (i) at the end thereof to provide as follows:

    (i) In determining Years of Eligibility Service for an Employee who was an employee of OnBank & Trust Company ("OnBank") immediately prior to January 19, 1997, and became an Employee on January 19, 1997, the Employee's period or periods of employment with OnBank prior to January 19, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           2. Effective as of April 1, 1997, Section 9.04 of the Plan is amended by adding a new subsection (j) at the end thereof to provide as follows:

    (j) In determining Years of Eligibility Service for an Employee who was an employee of City National Bank ("City National") immediately prior to April 1, 1997, and became an Employee on April 1, 1997, the Employee's period or periods of employment with City National prior to April 1, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           3. Effective as of September 16, 1997, Section 9.04 of the Plan is amended by adding a new subsection (k) at the end thereof to provide as follows:

    (k) In determining Years of Eligibility Service for an Employee who was an employee of City National Bank ("City National") immediately prior to September 16, 1997, and became an Employee on September 16, 1997, the Employee's period or periods of employment with City National prior to September 16, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           4. Effective as of October 1, 1997, Section 9.04 of the Plan is amended by adding a new subsection (l) at the end thereof to provide as follows:

    (l) In determining Years of Eligibility Service for an Employee who was an employee of Eclipsys Corporation or Eclipsys Solutions Corporation (collectively, "Eclipsys") immediately prior to October 1, 1997, and became an Employee on October 1, 1997, pursuant to the assignment entered into by and between Eclipsys Solutions Corporation, Eclipsys Corporation, and ALLTEL Information Services, Inc. on September 18, 1997, the Employee's period or periods of employment with Eclipsys prior to October 1, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           5. Effective as of January 19, 1997, Section 9.05 of the Plan is amended by adding a new subsection (j) at the end thereof to provide as follows:

    (j) In determining Years of Vesting Service for an Employee who was an employee of OnBank & Trust Company ("OnBank") immediately prior to January 19, 1997, and became an Employee on January 19, 1997, the Employee's period or periods of employment with OnBank prior to January 19, 1997, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                                        2

           6. Effective as of April 1, 1997, Section 9.05 of the Plan is amended by adding a new subsection (k) at the end thereof to provide as follows:

    (k) In determining Years of Vesting Service for an Employee who was an employee of City National Bank ("City National") immediately prior to April 1, 1997, and became an Employee on April 1, 1997, the Employee's period or periods of employment with City National prior to April 1, 1997, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           7. Effective as of September 16, 1997, Section 9.05 of the Plan is amended by adding a new subsection (l) at the end thereof to provide as follows:

    (l) In determining Years of Vesting Service for an Employee who was an employee of City National Bank ("City National") immediately prior to September 16, 1997, and became an Employee on September 16, 1997, the Employee's period or periods of employment with City National prior to September 16, 1997, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           8. Effective as of October 1, 1997, Section 9.05 of the Plan is amended by adding a new subsection (m) at the end thereof to provide as follows:

    (m) In determining Years of Vesting Service for an Employee who was an employee of Eclipsys Corporation or Eclipsys Solutions Corporation (collectively, "Eclipsys") immediately prior to October 1, 1997, and became an Employee on October 1, 1997, pursuant to the assignment entered into by and between Eclipsys Solutions Corporation, Eclipsys Corporation, and ALLTEL Information Services, Inc. on
           September 18, 1997, the Employee's period or periods of employment with Eclipsys prior to October 1, 1997, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of

                                        3

           Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

           IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 24th day of October, 1997.


                             ALLTEL CORPORATION


                             By:  /s/John L. Comparin
                                 Title: V.P. Human Resources and Administration

                                         4
                                       87